Exhibit 10.18

                        FIFTH AMENDMENT TO LOAN AGREEMENT

     THIS FIFTH AMENDMENT to Loan Agreement is made this 15th day of February, 2001 by and among AARICA HOLDINGS, INC., a Texas corporation ("hereinafter called "Borrower"), CAROL KOLOZS (hereinafter called "Guarantor") AARICA SPORT, S.A. de C.V (hereinafter called "Aarica"), TAIMEX INDUSTRIES, S.A. de C. V. (hereinafter called "Taimex") and SCHMIDT INTERNATIONAL, LLC, a Florida limited liability (hereinafter called "Lender").

         WHEREAS, Borrower, Guarantor and Lender entered into that certain Loan Agreement dated March 8, 1999 (the "Agreement"), whereby Borrower acknowledged borrowing $240,000 through its subsidiary Taimex ("Original Loan") and borrowed an additional $250,000, of which $137,500 has been repaid ("Second Loan"); and

         WHEREAS, Lender has advanced an additional $100,000 on October 6, 1999, $75,000 on October 22, 1999, $50,000 on December 9, 1999, $75,000 on December
14, 1999, $50,000 on January 7, 2000, and $1,137,500 on January 14, 2000; and

          WHEREAS, lender has advanced an additional $600,000 on June 27, 2000; and

         WHEREAS, the total outstanding balance as of December 1, 2000 of $2,600,000 distributed in installments and Lender or Lender's bank also provided letters of credit (collectively "Third Loan") and Guarantor guaranteed payment of the First, Second, Third and Fourth Loans and;

         WHEREAS, Borrower and/or Aarica desire to borrow from Lender and Lender desires to lend at Lender's option, to Borrower an additional $611,782 in cash and $1,273,383.00 in letters of credit issued or provided by Lender or Lender's bank; and

         WHEREAS, Borrower, Lender and Guarantor desire to amend the Agreement to reflect the additional $611,782 in cash (the "Cash") and $1,273,383.00 in letters of credit ("Letters of Credit") (the Cash and Letters of Credit hereinafter called the "Fifth Loan").

         NOW THEREFORE, in consideration of the premises herein contained, Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Agreement be amended as follows:

1.       A new paragraph is added to Article I which reads as follows:

                  Further, the Borrower agrees to borrow from, the Lender, and the Lender agrees to lend to the Borrower, the aggregate sum of Six Hundred Eleven Thousand Seven Hundred Eighty-two Dollars ($611,782.00) in cash distributed as follows:

(a)      $130,012.00 on April 17, 2000;
(b)      $170,770.00 on June 12, 2000;
(c)      $130,000 on October 13, 2000;
(d)      $180,000 on November 14, 2000;

In addition, the Borrower agrees to borrow from the Lender and the Lender agrees to lend to the Borrower the aggregates sum of $1,273,383.00 by providing letters of credit issued as follows:

(a)      $195,936.80 on January 21, 2000;
(b)      $292,623.84 issued on May 23, 2000;
(c)      $148,910.00 issued on August 10, 2000;
(d)      $240,135.85 issued on August 22, 2000;
(e)      $371,663 issued on September 27, 2000.

Further the Lender acknowledges as of this date, the following letters of credit/bank acceptances are still outstanding and unpaid:

(a)      $240,135.85; (crossed out and initialed by CK and RESJr.)
(b)      $371,663 due by March 13, 2001.

1.      The first paragraph of Article II is hereby modified to read as follows:

         The obligation to repay the Loan shall be evidenced by Borrower's Promissory Note, Replacement Note, Third Promissory Note, the Subsidiary Note, Fourth Promissory Note, and the Fifth Promissory Note hereinafter collectively called the "Note", all in substantially the form of Exhibit "A" hereto attached.

         Except as modified by this Agreement, the Agreement as previously amended shall remain unchanged in full force and effect, and the parties reaffirm and ratify their respective obligations thereunder.

         The recitals hereto, which the parties acknowledge are true and correct, are hereby incorporated herein by reference. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors, grantees, heirs and assigns. This Amendment shall be construed and interpreted in accordance with, and governed by the laws of the State of Florida.

GUARANTORS:                                      BORROWER
                                       AARICA HOLDINGS, INC. a Texas corporation


/s/ Carol Kolozs
Carol Kolozs
                              By: /s/ Carol Kolozs
                                  Carol Kolozs


AARICA SPORT, S. A. de C.V.


/s/ Carol Kolozs
Carol Kolozs

TAIMEX INDUSTRIES, S. A. de C.V.


/s/ Carol Kolozs
Carol Kolozs


                                                 LENDER


                                                 /s/ Robert E. Schmidt, Jr.
                                                 --------------------------
                                                    Robert E. Schmidt, Jr.



                                                 SCHMIDT INTRNATIONAL, LLC



                                                 /s/ Robert E. Schmidt, Jr.
                                                  Robert E. Schmidt, Jr., Member

                              FIFTH PROMISSORY NOTE


$979,313.00                                                        March 5, 2001
D.,F.,Mexico                                                              Mexico

         FOR VALUE RECEIVED, the Maker, Aarica Holdings, Inc., a Texas corporation, promises to pay to the order of the Payee, Schmidt International, LLC., 4340 W. Hillsborough Ave., #212, Tampa, FL, 33614, the principle sum of One Million Three Hundred and Eighty-One Dollars and Seventeen Cents
(979,313.00) with interest prime +5% from the date of the Note, payable in a lump sum balloon payment of the remaining unpaid principle and accrued interest due without demand on the earlier of (i) the initial public offer of Maker's stock or (ii) May 15th , 2001.

         This Note may be paid in advance, in whole or in part, without premium or penalty. Each payment, including any advance payment, shall be applied first to payment of accrued interest and them to payment of the principal installment or installments last becoming due.

         This Note is payable at the address of the Payee as stated herein, or at such other place as the holder hereof may from time to time designate in writing to the Maker.

         If a payment  required by this Note is not made when due, or within ten
(10) days thereafter, then the holder may declare the entire unpaid balance of this Note accelerated and due and payable forthwith, and the failure to exercise said option shall not waive the right to exercise said option in the event of a continuing or subsequent default.

         The Maker promises to pay all costs of collection, including expenses of litigation, appeals and attorneys' fees (including bankruptcy and appellate proceedings), reasonably incurred by the holder hereof because of the failure of the Maker to comply with the agreements in this Not or any agreement pursuant to which this Note is given, or either. Presentment, protest, notice of dishonor, and notice of protest are hereby waived.

         This note is subject to the terms of that certain Loan Agreement as amended between the parties hereto.

         MAKER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE CIRCUIT COURT OF THE STATE OF FLORIDA, COUNTY OF ORANGE, AND THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT FO FLORIDA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OF THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH, AND MAKER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH FLORIDA STATE OR FEDERAL COURT. MAKER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. MAKER ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS TO MAKER BY REGISTERED OR EXPRESS MAIL, RETURN RECEIPT REQUESTED, AT HIS ADDRESS SPECIFIED HEREIN. SUCH SERVICE WILL BECOME EFFECTIVE THREE (3) BUSINESS DAYS AFTER SUCH MAILING AND WILL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE ON MAKER IN SUCH ACTION OR PROCEEDING. MAKER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY MANNER PROVIDED BY LAW.

         NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF PAYEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF PAYEE TO BRING ANY ACTION OR PROCEEDING AGAINST MAKER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         MAKER, BY ITS ACCEPTANCE HEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT EXECUTED IN CONNECTION HEREWITH OR IN CONNECTION WITH ANY DEFENSE, COUNTERCLAIM OR CROSS CLAIM ASSERTED BY MAKER IN ANY SUCH LITIGATION.



MAKER:

AARICA HOLDINGS, INC., a Texas corporation


By:         /s/ Carol Kolozs
----------------------------------------------------------
         Carol Kolozs, President


GUARANTOR:


/s/ Carol Kolozs
----------------------------------------------------------
Carol Kolozs